Exhibit 99.1

Vista Gold Announces Second Quarter 2026 Financial Results

Denver, Colorado, July 29, 2026 – Vista Gold Corp. (NYSE American and TSX: VGZ) today announced its unaudited financial results for the quarter ended June 30, 2026, with cash totaling $49.5 million at quarter-end. All dollar amounts in this press release are in U.S. dollars.

Frederick H. Earnest, President and CEO of Vista Gold, stated, “The second quarter marked another period of disciplined execution as we continued to advance Mt Todd toward development. We achieved meaningful progress on permitting, added to our Australia-based project leadership team, progressed technical optimization programs, and advanced project execution planning in line with our plans to commence detailed engineering and design in 2027.

“With our strong cash position, we are well funded to continue achieving our interim project development objectives while systematically reducing development risk. As we build our Australian leadership team and complete the technical and regulatory milestones ahead of us, we are positioning Mt Todd for the start of detailed engineering and design and the beginning of an approximately 27-month period encompassing construction and commissioning.”

Summary of Financial Results

Vista reported a consolidated net loss of $3.0 million, or $0.02 per common share, for the quarter ended June 30, 2026, compared to a consolidated net loss of $2.4 million, or $0.02 per common share, for the quarter ended June 30, 2025.

Cash and cash equivalents totaled $49.5 million at June 30, 2026, compared to $13.6 million at December 31, 2025. Vista continued to have no debt.

Management Conference Call

Management’s conference call to review financial results for the quarter ended June 30, 2026 and to discuss corporate and project activities is scheduled for July 30, 2026 at 10:00 a.m. MDT (12:00 p.m. EDT).

Participant Toll Free: +1 (800) 717-1738

Participant International: +1 (289) 514-5100

Conference ID: 76232

This call will be archived and available at www.vistagold.com after July 30, 2026. An audio replay will also be available through August 16, 2026 by calling toll-free in North America +1 (888) 660-6264 or +1 (289) 819-1325 using passcode 76232#.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.

About Vista Gold Corp.

Vista holds the Mt Todd gold project, located in the Tier-1 mining jurisdiction of Northern Territory, Australia. Mt Todd is among the largest development-stage projects in Australia. The Company has defined a clear pathway to value realization, targeting the commencement of detailed engineering and design in 2027. This milestone is expected to initiate an approximately 27-month period of design, construction, and commissioning, culminating in first gold production.

Mt Todd offers strong project economics, significant initial production, and compelling expansion and exploration upside. Mt Todd benefits from advanced local infrastructure, options for future expansion, and broad community support, underpinning its potential to become a long-lived, globally significant gold operation.

For further information about Vista or Mt Todd, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185 or visit the Company’s website at www.vistagold.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information. These forward-looking statements and forward-looking information include, but are not limited to statements regarding such things as the Company’s 2026 objectives and priorities; the Company’s forecasts and expected cash flows; the Company’s projected capital and operating costs; the Company’s expectations regarding mining and metallurgical recoveries; the Company’s expectations of economic conditions and the price of gold; the Company’s belief that with its strong cash position, it is well funded to continue achieving its interim project development objectives while systematically reducing development risk; the Company’s belief that the start of detailed engineering and design will begin an approximately 27-month period encompassing construction and commissioning; Mt Todd milestones and results; the Company’s financial results as at June 30, 2026; the Company’s belief that Northern Territory, Australia is a Tier-1 mining jurisdiction; the Company’s belief that Mt Todd is among the largest development-stage projects in Australia; the Company’s belief that it has defined a clear pathway to value realization, targeting the commencement of detailed engineering and design in 2027; this milestone is expected to initiate an approximate 27-month period of design, construction, and commissioning, culminating into first gold production; the Company’s belief that the Mt Todd project offers strong project economics, significant initial production, and compelling expansion and exploration upside; the Company’s belief that Mt Todd benefits from advanced local infrastructure, options for future expansion, and broad community support, underpinning its potential to become a long-lived, globally significant gold operation; and statements related to the Company’s strategy. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this news release include the following: the Company’s forecasts and expected cash flows; the Company’s projected capital and operating costs; the Company’s expectations regarding mining and metallurgical recoveries; mine life and production rates; that laws or regulations impacting mine development or mining activities will remain consistent; the Company’s approved business plans, mineral resources and mineral reserves estimates and results of preliminary economic assessments; preliminary feasibility studies and feasibility studies on the Company’s projects, if any; the Company’s experience with regulators; political and social support of the mining industry in Australia; the Company’s experience and knowledge of the Australian mining industry and the Company’s expectations of economic conditions and the price of gold. When used in this news release or elsewhere, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on the Company’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in March 2026, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements or forward-looking information whether as a result of new information, future events or otherwise.